UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    June 7, 2006
                                                --------------------------------

                                 Six Flags, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 652-9403
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             (Registrant's Telephone Number, Including Area Code)

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        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

      Six Flags, Inc. (the "Company") reported the following parks as discontinued operations starting in the first quarter of 2006: Frontier City, White Water Bay, Wyandot Lake and Waterworld Sacramento and Six Flags AstroWorld starting in the third quarter of 2005 (collectively, the "Divested Parks").

      In order to assist investors' understanding of the effects of the treatment of the Divested Parks as discontinued operations on a quarterly basis, the Company is furnishing herewith the quarterly results of operations for 2004 and 2005 as if the Divested Parks had been discontinued operations in each of the quarterly periods presented. This is consistent with the method in which the Company's results are and will be reported commencing with the first quarter of 2006.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits

     99.1     Supplemental Financial Information

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIX FLAGS, INC.



                                       By:    /s/ James M. Coughlin
                                          -------------------------------------
                                          Name:   James M. Coughlin
                                          Title:  Vice President and
                                          General Counsel

Date:  June 7, 2006

                                EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
-----------   ---------------------------------------------   -----------------
     99.1     Supplemental Financial Information                       E